Victory Portfolios III

Victory Emerging Markets Fund

(the "Fund")

Supplement dated January 23, 2024,

to the Summary Prospectus and Prospectus dated July 1, 2023, as supplemented

The following pertains to Lazard Asset Management LLC ("Lazard"), a subadviser for the Fund.

1.Jai Jacobs is no longer a portfolio manager for the Fund. The reference to Mr. Jacobs under the Portfolio Management table found on page 5 of the Summary Prospectus and Prospectus is deleted.

2.The reference to Jai Jacobs under the heading Lazard in the Portfolio Management subsection under the section titled "Organization and Management of the Fund" found on page 17 of the Prospectus is deleted.

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.